U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  March 25, 2005

(Date of Earliest Event Reported)

Canterbury Park Holding Corporation

(Exact name of business issuer as specified in its charter)

Commission File Number 001-31569

Minnesota	41-1775532
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota
55379

(Address of principal executive offices)

(Zip Code)

(952) 445-7223

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 - 6.

Not applicable.

Item 7.01. Results of Operations and Financial Condition.

The Company is furnishing on this Form 8-K as exhibit 99.1 a copy of the Company’s press release dated March 25, 2005, announcing the Company’s results from operations for the fourth quarter and year ended December 31, 2004.  This information will be available on the Company’s web site at www.canterburypark.com.  The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the Commission under the Securities Act of 1933.

Items 8 - 11.

Not applicable.

Item 9.01  Financial Statements and Exhibits.

( a ) - ( b )	Not applicable.

( c )	Exhibit 99.1 - Press Release dated March 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Date: March 25, 2005	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer

Date: March 25, 2005	By:	/s/ David C. Hansen
David C. Hansen
Vice President and Chief Financial Officer